LITMAN GREGORY FUNDS TRUST

Supplement dated May 17, 2013
to Prospectus of the Litman Gregory Funds Trust dated May 1, 2013

This supplement should be read in conjunction with the Prospectuses dated May 1, 2013, as supplemented.

The Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust” or the “Funds”) has approved the tax-free reorganization of the Litman Gregory Masters Value Fund, a series of the Trust (the “Value Fund”), into the Litman Gregory Masters Equity Fund, a series of the Trust (the “Equity Fund”) (the “Reorganization”).  The Reorganization does not require the approval of the shareholders of the Value Fund or the Equity Fund.

The Reorganization was proposed because, among other things, the Value Fund has had large redemptions over the past two years and its 10-year performance record is below its benchmark.  The decline in assets has resulted in a corresponding increase in the Value Fund’s expense ratio, and Litman Gregory Fund Advisors, LLC, the investment adviser of the Funds, has advised the Board that it is unlikely that the Value Fund will increase in size significantly in the foreseeable future.  The Equity Fund and the Value Fund have the same investment objective and similar investment strategies, policies, risks and restrictions.

To effectuate the Reorganization, the Value Fund will transfer all of its assets to the Equity Fund, and the Equity Fund will assume all of the liabilities of the Value Fund.  On the date of the closing of the Reorganization, shareholders of the Value Fund will receive Institutional Class shares of the Equity Fund equal in aggregate net asset value to the value of their shares of the Value Fund, in exchange for their shares of the Value Fund.  The Reorganization is expected to be effective in June 2013.

Effective May 17, 2013, shares of the Value Fund will no longer be offered to new shareholders, and shareholders holding Institutional Class shares of any other series of the Trust will not be able to exchange their shares for shares of the Value Fund.

Please keep this Supplement with your Prospectus.

LITMAN GREGORY FUNDS TRUST

Supplement dated May 17, 2013
to Prospectus of the Litman Gregory Funds Trust dated May 1, 2013

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters Equity Fund, the Litman Gregory Masters Value Fund and the Litman Gregory Masters Smaller Companies Fund:

Effective May 17, 2013, Fiduciary Management, Inc. is added as a sub-advisor, and Pat English and Andrew Ramer are added as portfolio managers, to the Litman Gregory Masters Equity  Fund, and Bill Nygren of Harris Associates L.P. is added as a portfolio manager to the Litman Gregory Masters Equity Fund.

Effective May 17, 2013, Southeastern Asset Management, Inc. and Friess Associates, LLC are removed as sub-advisors, and Mason Hawkins and Bill D’Alonzo are removed as portfolio managers, to the Litman Gregory Masters Equity Fund.  All references in the Prospectus dated May 1, 2013 to Mason Hawkins, Bill D’Alonzo, Southeastern Asset Management, Inc. and Friess Associates, LLC in connection with the Litman Gregory Masters Equity Fund are hereby deleted.

Effective May 17, 2013, Southeastern Asset Management, Inc and Franklin Mutual Advisers, LLC are removed as sub-advisors, and Mason Hawkins, Peter Langerman and Philippe Brugere-Trelat are removed as portfolio managers, to the Litman Gregory Masters Value Fund.  All references in the Prospectus dated May 1, 2013 to Mason Hawkins, Peter Langerman, Philippe Brugere-Trelat, Southeastern Asset Management, Inc. and Franklin Mutual Advisers, LLC in connection with the Litman Gregory Masters Value Fund are hereby deleted.

Effective May 17, 2013, Friess Associates, LLC is removed as a sub-advisor, and Bill D’Alonzo is removed as a portfolio manager, to the Litman Gregory Masters Smaller Companies Fund.  All references in the Prospectus dated May 1, 2013 to Bill D’Alonzo and Friess Associates, LLC in connection with the Litman Gregory Masters Smaller Companies Fund are hereby deleted.

The following information replaces the table beginning on page 4 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Investment Advisor	Portfolio Manager	Managed the Equity Fund Since:

Litman Gregory Fund Advisors, LLC	Kenneth Gregory, Portfolio Manager, Chairman	1996
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Sub-Advisor	Portfolio Manager	Managed the Equity Fund Since:

Davis Selected Advisers, L.P.	Christopher Davis, Chairman	1999
	Kenneth Feinberg, Vice President	2002

Fiduciary Management, Inc.	Pat English, Chief Executive Officer, Chief Investment Officer Andrew Ramer, Director of Research	2013 2013

Harris Associates L.P.	Clyde McGregor, CFA, Vice President and Portfolio Manager Bill Nygren, CFA, Vice President, Portfolio Manager	2008 2013

Sands Capital Management, LLC	Frank Sands, Jr. , CFA, Chief Investment Officer and Chief Executive Officer	2008
	A. Michael Sramek, CFA, Senior Portfolio Manager	2008

Turner Investments, L.P.	Robert Turner, CFA, Chairman and Chief Investment Officer, Founder	2008
	Frank Sustersic, CFA, Senior Portfolio Manager/Global Security Equity Analyst	2010
	Jason Schrotberger, CFA, Senior Portfolio Manager/Global Security Equity Analyst	2010

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	1996

The following information replaces the table beginning on page 10 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Investment Advisor	Portfolio Manager	Managed the Value Fund Since:

Litman Gregory Fund Advisors, LLC	Kenneth Gregory, Portfolio Manager, Chairman	2000
	Jeremy DeGroot, CFA, Chief Investment Officer	2005

Sub-Advisor	Portfolio Manager	Managed the Value Fund Since:

Harris Associates L.P.	Clyde McGregor, CFA, Vice President and Portfolio Manager	2008
	Bill Nygren, CFA, Vice President, Portfolio Manager	2000

The following information replaces the table beginning on page 13 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Investment Advisor	Portfolio Manager	Managed the Smaller Companies Fund Since:
Litman Gregory Fund Advisors, LLC	Kenneth Gregory, President, Chairman Jeremy DeGroot, CFA, Chief Investment Officer	2003 2005
Sub-Advisor	Portfolio Manager	Managed the Smaller Companies Fund Since:
Cove Street Capital, LLC	Jeff Bronchick, Principal, Portfolio Manager	2011
First Pacific Advisors, LLC	Dennis Bryan, Partner Rikard Ekstrand, Partner	2010 2010
Turner Investments, L.P,	Frank Sustersic, CFA, Senior Portfolio Manager/Global Security Equity Analyst	2012

Wells Capital Management, Inc.	Richard Weiss, Senior Portfolio Advisor	2003

The following information replaces the first two paragraphs and the table that immediately follows the first paragraph on page 29 of the Prospectus dated May 1, 2013:
(Changes are in bold face and underline)

Litman Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion.  As of May 17, 2013, based on the assets of each Fund and the asset allocation targets, Litman Gregory pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Annual Fee Rates Litman Gregory Pays to Sub-Advisors
Equity Fund	0.61%
International Fund	0.52%
Value Fund	0.65%
Smaller Companies Fund	0.65%
Focused Opportunities Fund	0.60%
Alternative Strategies Fund	0.83%

Through April 30, 2014, Litman Gregory has contractually agreed to waive a portion of its advisory fees for the Equity Fund, International Fund, Value Fund, Smaller Companies Fund and Focused Opportunities Fund as follows:  for each of the Equity Fund, Value Fund, Smaller Companies Fund, and Focused Opportunities Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the respective Fund’s daily net assets retained by Litman Gregory is 0.40%; and for the International Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion.  Litman Gregory also voluntarily waives a portion of its advisory fee from time to time.  Litman Gregory has agreed not to seek recoupment of any advisory fee waived.

The following information replaces the three paragraphs and the table beginning on page 31 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Litman Gregory Masters Equity Fund – Sub-Advisors

The Equity Fund’s six sub-advisors (but seven portfolio managers) emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations.  Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag.  By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups.  The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, the Equity Fund invests at least 80% of the Equity Fund’s net assets in equity securities.  This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 5 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the Equity Fund may hold at any point in time will vary, it is generally expected that the Equity Fund will hold between 60 and 100 securities.  The target allocation of assets to the managers was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Equity Fund’s six sub-advisors and seven portfolio managers and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Equity Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis Kenneth Feinberg Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Pat English Andrew Ramer Fiduciary Management, Inc.	15%	All sizes	Blend
Clyde McGregor Harris Associates L.P.	15%	All sizes but mostly large- and mid-sized companies	Value
Bill Nygren Harris Associates L.P.	15%	Mostly large and mid-sized companies	Value

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Frank Sands, Jr. A. Michael Sramek Sands Capital Management, LLC	17%	All sizes but mostly large- and mid-size companies	Growth
Robert Turner Frank Sustersic Jason Schrotberger Turner Investments, L.P.	10%	All sizes	Growth
Richard Weiss Wells Capital Management, Inc.	13%	All sizes but mostly small- and mid-sized companies	Blend

The following paragraph replaces the second paragraph of the description of Davis Selected Advisers, L.P. in the section titled “Litman Gregory Masters Equity Fund Managers” on page 32 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Approximately 15% of the Equity Fund’s assets are managed by Davis and Feinberg. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at a discount to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits management teams at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

The following is added to the section titled “Litman Gregory Masters Equity Fund Managers” following the description of Davis Selected Advisers, L.P. on page 32 of the Prospectus dated May 1, 2013:

Pat English
Andrew Ramer
Fiduciary Management, Inc
100 E. Wisconsin Ave.
Milwaukee, WI  53202

Pat English and Andrew Ramer are co-managers for the segment of the Equity Fund managed by Fiduciary Management, Inc. (“Fiduciary” or “FMI”). English joined Fiduciary in 1986.  He is the Chief Executive Officer and Chief Investment Officer and a partner of Fiduciary and is a member of the Portfolio Management Committee.  English, along with Ramer, serves as the co-head of equity research, and they work with Fiduciary’s analysts in vetting new research ideas.  Prior to joining Fiduciary, English was a research analyst with Dodge & Cox from 1985 to 1986.  Ramer joined Fiduciary in 2002.   He is the Director of Research and a partner of Fiduciary and is a member of Fiduciary’s Portfolio Management Committee.  Ramer is also an analyst and covers a number of portfolio companies across a variety of industries.  Prior to joining Fiduciary, Ramer was a research analyst with Bufka & Rodgers, LLC from 1998 to 2002. Fiduciary has been a sub-advisor to the Equity Fund since 2013.

Approximately 15% of the Equity Fund’s assets are managed by Fiduciary.  Fiduciary seeks to buy companies that have durable franchises (i.e., franchises that can survive difficult times) and whose common stock is trading below FMI’s estimated intrinsic value of the company. FMI’s investment process has always focused on evaluating three attributes of a company: the quality of the business model, the valuation, and the quality of management.

Assessing the quality of a business is a primary research focus. Fiduciary defines a good business model as one that has a defensible niche and that can survive the ups and downs of a business cycle. In a defensible niche, FMI looks for companies with a high degree of recurring revenue, a well-established customer base, and/or sustainable competitive advantage. Typically, businesses that meet these characteristics are well-established with modest growth profiles. The FMI investment team will review 10 years of SEC filings and shareholder reports to understand a company’s business model, and, where necessary, adjust a company’s investment capital base for illegitimate write-offs (due to bad acquisitions, for example) to get a reliable picture of a company’s historical return on invested capital (“ROIC”). Then the team will conduct a deeper analysis of the drivers of a company’s ROIC such as revenue growth, margins, capital expenditure etc., going back at least 20 quarters. In addition, they will meet with and/or have conference calls with management of the company, as well as its suppliers, competitors, and customers.

FMI’s work on a company’s business model and quality helps identify which valuation metrics (such as Price/Earnings (P/E), Enterprise Value (EV) to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Price/Sales (P/S), etc.) should be utilized for estimating a company’s intrinsic value. This work is also valuable in assessing whether or not the business model has changed significantly over time, making historical comparisons irrelevant. If that is the case, FMI will analyze the trading of a stock based on various valuation metrics over a 10- to 20-year time period, relative to the broad market and its peers, across different economic cycles, and with different underlying company fundamentals such as margins, top-line growth, competitive positioning, capital intensity of the business, etc.

This historical valuation analysis may be supplemented by other valuation techniques, such as sum-of-the-parts analysis (i.e., valuing different pieces of a business separately) and valuation based on private- and public-market transaction data (for example, valuation multiples used in an acquisition), which may assume greater importance when historical comparisons are less relevant, such as where business models have changed or management strategy has shifted.  FMI is not looking for a specific discount to its estimate of intrinsic value, but if its valuation analysis suggests that a stock is undervalued, in absolute terms and/or in relation to its future profitability (ROIC in this case), and downside risks are limited, then the stock is a strong candidate for purchase. In general, FMI does not aim to be precise with its valuation analysis and will come up with price-target ranges over three to five years. These price targets are generally within a narrow range, and they guide FMI on when to trim or sell a stock.

FMI also focuses on areas that company management can control. Therefore, FMI will look at the backgrounds of management teams. This may involve: assessing their experience and track record; reviewing proxy statements to assess whether management compensation and incentives are in line with shareholder interests; evaluating past management decisions to assess whether or not those decisions enhanced shareholder value; and discussing with management their strategy and execution plan to assess the likelihood of meeting their stated goals and objectives.

The following two paragraphs replace the first and the second paragraph of the description of Clyde S. McGregor of Harris Associates L.P. in the section titled “Litman Gregory Masters Equity Fund Managers” on page 33 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Clyde McGregor is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris Associates L.P. (“Harris”). McGregor is a Vice President and portfolio manager at Harris and currently manages the Oakmark Equity and Income Fund and the Oakmark Global Fund. He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison. McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum. He has 31 years of experience in the investment business. McGregor became a portfolio manager at Harris in 1986.   Harris has been a sub-advisor to the Equity Fund since 2008, and McGregor has been a portfolio manager to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by McGregor, who employs Harris’ value investment philosophy and process. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The following is added to the section titled “Litman Gregory Masters Equity Fund Managers” following the description of Clyde S. McGregor of Harris Associates L.P. on page 33 of the Prospectus dated May 1, 2013:

William C. Nygren, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602

Bill Nygren is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris.  Nygren is a Vice President, portfolio manager and analyst at Harris and has managed The Oakmark Select Fund since its inception in 1996, The Oakmark Fund since April 2000 and The Oakmark Global Select Fund since its inception in 2006.  He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison.  He has been in the investment business since 1981.  Nygren joined Harris in 1983 as an Investment Analyst and later served as Harris’ Director of Research from 1990 through 1998.  Harris has been a sub-advisor to the Equity Fund since 2008, and Nygren has been a portfolio manager to the Equity Fund since 2013.

Approximately 15% of the Equity Fund’s assets are managed by Nygren, who employs Harris’ value investment philosophy and process.  This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value.  By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business.  In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s stock price compared to the company’s perceived true business value.  In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company.  Once Harris determines that a stock is selling at a significant discount and that the company has some of the aforementioned attributes, Harris generally will consider buying that stock for a strategy.  Harris usually sells a stock when the price approaches its estimated worth.  This means Harris sets specific “buy” and “sell” targets for each stock held in its clients’ discretionary accounts.  Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.  Harris attempts to manage some of the risks of investing in stocks of companies by purchasing stocks whose prices it considers low relative to the companies’ intrinsic values.  In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio holding.

The following paragraph replaces the second paragraph of the description of Sands Capital Management, LLC in the section titled “Litman Gregory Masters Equity Fund Managers” on page 34 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

The Sands Capital team manages approximately 17% of the assets of the Equity Fund. The team believes that over time stock price appreciation follows earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. The team believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Independent research—bottom-up and company focused—is the cornerstone of the team’s investment process. All research analyses and conclusions are internally generated using a variety of fundamental techniques and external data sources.

The following paragraph replaces the second paragraph of the description of Wells Capital Management, Inc. in the section titled “Litman Gregory Masters Equity Fund Managers” on page 35 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Approximately 13% of the Equity Fund's assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

The following information replaces the four paragraphs and the table beginning on page 44 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Litman Gregory Masters Value Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets between the Value Fund’s two portfolio managers who, based on Litman Gregory’s research, are judged to be among the best in the value style.  The portfolio managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal conditions, each portfolio manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A portfolio manager may occasionally hold more than 15 securities, including, without limitation, during the transition period following the termination of a portfolio manager.

Each of the Value Fund’s portfolio managers has its own unique approach to company analysis and may define value differently.  Each has the freedom to invest to a limited extent in foreign stocks and the stocks of smaller companies.  However, the portfolio managers primarily focus on mid- and large-sized U.S.-based companies and are less likely to own foreign domiciled companies or stocks of small companies.

The Value Fund is structured as a non-diversified fund.  Diversification is a way to reduce risk by investing in a wide range of securities.  Although the Value Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified.  In instances when the Value Fund’s portfolio is not diversified, it may own large positions in a small number of securities.   Because the change in value of any one security owned by the Value Fund may have a significant effect on the daily NAV of the Value Fund, the share price may be expected to fluctuate more than that of a diversified fund.  Significant fluctuations may affect the performance of the Value Fund.

The following table provides a description of the Value Fund’s sub-advisor and two portfolio managers and their target levels of assets.  Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Value Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Clyde McGregor Harris Associates L.P.	Up to 100%	Mostly large- and mid-sized companies	Value
Bill Nygren Harris Associates L.P.	Up to 100%	Mostly large- and mid-sized companies	Value

The following paragraph replaces the second paragraph of the description of Clyde S. McGregor of Harris Associates L.P. in the section titled “Litman Gregory Masters Value Fund Managers” on page 45 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Up to 100% of the Value Fund’s assets are managed by McGregor, who employs Harris’ value investment philosophy and process. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The following paragraph replaces the second paragraph of the description of William C. Nygren of Harris Associates L.P. in the section titled “Litman Gregory Masters Value Fund Managers” on page 45 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Up to 100% of the Value Fund’s assets are managed by Nygren, who employs Harris’ value investment philosophy and process. This investment philosophy is based upon the belief that, over time, a company’s stock price converges with the company’s intrinsic or true business value. By “true business value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The following information replaces the three paragraphs and the table beginning on page 47 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Smaller Companies Fund’s four sub-advisors who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups.  The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks.  Under normal market conditions, the Smaller Companies Fund invests at least 80% of the Smaller Companies Fund’s net assets in securities of small and mid-sized U.S. companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.  Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities.  A manager may occasionally hold more than 15 securities.  Though the total number of securities the Smaller Companies Fund may hold at any point in time will vary, it is generally expected that the Smaller Companies Fund will hold between 50 and 75 securities.

As used in this Prospectus, Litman Gregory defines a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500® Index, as of the most recent reconstitution.  Though the primary capitalization focus of the Smaller Companies Fund is in the small-cap sector, Litman Gregory does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding.  This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings.  Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to the Smaller Companies Fund’s investment managers.  Overall, Litman Gregory expects the majority of the Smaller Companies Fund’s holdings at any point in time to meet the definition of a Small Company, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns.  The managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

The following table provides a description of the Smaller Companies Fund’s four sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the manager allocations.  A detailed discussion of the management structure of the Smaller Companies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Jeff Bronchick Cove Street Capital, LLC	25%	Small- and mid-sized companies	Value
Dennis Bryan Rikard Ekstrand First Pacific Advisors, LLC	25%	Small- and mid-sized companies	Value
Frank Sustersic Turner Investments, L.P.	25%	Small- and mid-sized companies	Growth
Richard Weiss Wells Capital Management, Inc.	25%	Small- and mid-sized companies	Blend

The following paragraph replaces the second paragraph of the description of Cove Street Capital, LLC in the section titled “Litman Gregory Masters Smaller Companies Fund Managers” on page 48 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Bronchick is responsible for managing approximately 25% of the Smaller Companies Fund’s assets. The objective of Bronchick’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management. His small-cap universe consists of companies between $100 million and $3 billion.

The following paragraph replaces the second paragraph of the description of First Pacific Advisors, LLC in the section titled “Litman Gregory Masters Smaller Companies Fund Managers” on page 49 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

The team is responsible for managing approximately 25% of the Smaller Companies Fund’s assets. The general objective of the team’s stock research is to identify stocks from a variety of sources that are cheap relative to their peer group and are characterized by strong balance sheets, solid or improving fundamentals and strong competitive positions in their industry. In addition, they focus on companies that exhibit strong free cash flow, quality management and understandable business strategies. The team also emphasizes above-average return-on-capital though the team tends not to focus on rapidly growing companies that generate very high returns on assets because these companies rarely meet the team’s valuation criteria.

The following paragraph replaces the second paragraph of the description of Turner Investments, L.P. in the section titled “Litman Gregory Masters Smaller Companies Fund Managers” on page 50 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Approximately 25% of the Smaller Companies Fund’s assets are managed by Sustersic. He invests primarily in domestic companies that he believes have the potential for strong earnings growth, with a focus on companies between $200 million and $3 billion in market capitalization. Sustersic specifically looks for companies with strong operating business models that will lead to accelerating earnings and improving earnings expectations. Typically these are companies with a specific edge, such as a compelling or unique product or service. Investment ideas are generated from a number of sources, and include quantitative screens, daily investment-team meetings/sector commentaries, fundamental analysis and/or trade checks of existing or potential holdings, as well as Sustersic’s general knowledge of the micro/small-cap universe.

The following paragraph replaces the second paragraph of the description of Wells Capital Management, Inc. in the section titled “Litman Gregory Masters Smaller Companies Fund Managers” on page 50 of the Prospectus dated May 1, 2013:
(Changes are in bold face type and underlined)

Approximately 25% of the Smaller Companies Fund’s assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage
•	High-quality management
•	Sustainable competitive advantage

Please keep this Supplement with your Prospectus.